Investor Presentation Second Quarter 2023 August 2, 2023 EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, and our share repurchase program, the projected timing, purchase price and number of shares purchased under such program, the sources of funds under the repurchase program and the impacts of the repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. These risks and uncertainties include the timing and amount of any repurchases made pursuant to the share repurchase program. Factors that could cause actual results to differ materially from those in the forward looking statements include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including impact of continued inflation, central bank policy actions, bank failures and the risk of a global recession and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliation on slide 3. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as net income plus (i) depreciation and amortization, (ii) interest expense and (iii) income tax expense (benefit). We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other general and administrative expense (net) and (v) retention bonus and severance expense. Free cash flow (FCF) is defined as net cash provided by operating activities minus net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and the results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash provided by operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Adjusted EBITDA in the periods prior to 2023 does not include the impact of expensing fluid ends. Non-GAAP Reconciliations Three Months Ended (in thousands) June 30, 2023 March 31, 2023 Net income $39,257 $28,733 Depreciation and amortization 52,889 50,798 Interest expense 1,180 667 Income tax expense 12,118 8,356 Loss on disposal of assets 3,065 22,080 Stock-based compensation 3,758 3,536 Other (income) expense (72) 3,704 Other general and administrative expenses (net) 263 946 Retention bonus and severance expense 355 345 Adjusted EBITDA $112,813 $119,165 Three Months Ended (in thousands) June 30, 2023 March 31, 2023 Net Cash provided by Operating Activities $113,954 $73,060 Net Cash used in Investing Activities (107,981) (113,750) Free Cash Flow $5,973 $(40,690) EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 4 CCC Company Snapshot Premium oilfield services leader in the Permian Basin providing complementary completions services in Hydraulic Fracturing, Cementing, and Wireline to leading upstream oil and gas producers 4 NYSE PUMP 2Q 2023 Revenue $435 million 2Q 2023 Net Income $39 million 2Q 2023 Adjusted EBITDA(1) $113 million Headquartered in Midland, Texas (1) Adjusted EBITDA is a Non-GAAP financial measure, please see the reconciliation to Net Income on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 55 Premium Completions Services 2023e REVENUE MIX BY SERVICE LINE Hydraulic Fracturing Cementing Wireline Source: 2023 management estimates. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 6 Pursue a more capital- light asset profile and next generation fleet Pursue opportunistic strategic transactions to accelerate value creation and distribution Optimize operations and industrialize our business Maintain a strong balance sheetDevelop and integrate innovative technologies Generate robust earnings, increasing free cash flow, and build towards enhanced shareholder returns and value distribution Recent Highlights & Our Strategy 6  Delivered our highest quarterly Net Income of $39 million in over four years  Repurchased 2.3 million shares representing 2% of outstanding shares for $17.5 million at a 27% discount to the share price as of July 31, 2023  Paid down ABL Credit Facility by $15 million after quarter-end  Free Cash Flow positive and expected to accelerate in 2H23  7 Tier IV DGB dual-fuel frac fleets now operating  FORCESM electric frac fleets in deployment 2H23  Record quarterly financial performance in cementing  Silvertip acquisition producing strong returns EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 7 • Expect to end 2023 with 7 Tier IV DGB dual-fuel and 4 FORCESM electric frac fleets • Two FORCESM electric frac fleet deployments in 2H23 with two additional fleet deployments expected in 1H24 • Capital-light electric fleet lease program minimizing capital requirements Our New Next-Generation Fleet Transformation – Dual-Fuel and FORCESM Electric • Since the start of 2022, we have transitioned over 45% of our frac fleet to Tier IV DGB dual-fuel that displaces up to ~70% of diesel with cleaner-burning natural gas • Bringing youth to our fleet through our 2023 investment cycle • Using natural gas to power frac fleets can result in annualized savings of $10 million to $20+ million due to the diesel/natural gas cost differences • Customers are willing to pay a premium for fuel savings and lower emissions RECAPITALIZATION OF OUR FLEET DELIVERING SUPERIOR DIESEL DISPLACEMENT WITH DUAL-FUEL FLEETS AND DEPLOYING ELECTRIC FLEETS 0 2 4 6 8 10 12 14 16 18 2021 2022 2023e Active Fleet Configuration Tier II Diesel Tier IV Dual-Fuel FORCE Electric 65% Next Generation < 2 Years > 2 Years Fleet Age (2023e) Source: management estimates; “e” estimate at year-end. 7 EXHIBIT 99.2

Acquisition of Silvertip Completion Services completed in November 2022

EXHIBIT 99.2

SILVERTIP COMPLETION SERVICES

Provider of wireline perforating and pumpdown services in the Permian Basin

Headquarters
Midland, TX

~320
employees

Wireline Services

- Owns and operates 23 wireline units, all of which have been recently refurbished

Pumpdown Services

- Owns and operates 16 pumpdown spreads

Purchase Price (1)
$150 million

2023 Estimated Adjusted EBITDA (2)
$60-70 million

Equity Consideration (1)
10.1 million Shares of PUMP

Adjusted EBITDA-to-Cash Flow Conversion Rate (2)
~80%

- ✓ **Highly Complementary Completions Service Offering**
- ✓ **Substantial Free Cash Flow Generation**
- ✓ **Reduces Future Capital Spending**
- ✓ **Complementary Cultures, Operating Philosophy & Geographic Focus**
- ✓ **Horizontal Integration and Service Diversification**

Note: Adjusted EBITDA is a non-GAAP financial measure. The Company is unable to provide a reconciliation of the forward-looking non-GAAP financial measure, Adjusted EBITDA, to its most directly comparable GAAP financial measure, net income, as the information necessary for a quantitative reconciliation is not available to the Company without unreasonable efforts due to the inherent difficulty and impracticability of predicting certain amounts required by GAAP with a reasonable degree of accuracy.

(1) Inclusive of $30 million cash plus equity (deducting assumed debt and other transaction fees and adjustments) divided by the volume-weighted average share price for the 15-day period ending October 27, 2022.

(2) Management forecast. Such data is illustrative and should not be relied upon as an indication of future financial performance or the operating results.

PROPETRO
© 2023 ProPetro Holding Corp. All Rights Reserved.
8

© 2023 ProPetro Holding Corp. All Rights Reserved. 9 Delivering Strong Results 2Q23 showcased the resilience of our business. Despite being affected by an idled fleet and weather-induced downtime, ProPetro generated sequentially higher revenue and utilization and the highest net income in over four years. Recent Financial Highlights (in millions except %’s and fleet counts) TOTAL REVENUE EFFECTIVE UTILIZATION Frac Fleets NET INCOME ADJUSTED EBITDA(1) TOTAL LIQUIDITY(2) 2Q23 $435 15.9 $39 $113 $170 1Q23 $424 15.5 $29 $119 $149 3% 3% 37% (5%) 14% (1) Adjusted EBITDA is a Non-GAAP financial measure; please see the reconciliation to Net Income on the “Non-GAAP Reconciliations” slide. (2) Inclusive of cash and available capacity under ABL Credit Facility as of the end of the quarter. • Paid down ABL Credit Facility by $15 million after quarter-end EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 1010 Share Repurchase Program: Conviction in Our Strategy • Authorization represented ~13% of our market capitalization on the date of announcement (5/17/2023) • Repurchase highlights in 2Q23: - Repurchased 2.3 million shares or 2% of shares outstanding for $17.5 million - Shares repurchased at a 27% discount to the share price as of July 31, 2023(1) • Share price has increased nearly 50% since the repurchase announcement(1) • Provides support for potential strategic transactions that may utilize equity as consideration • Reinforces management view of expected free cash flow generation and long-term value proposition $100 MILLION SHARE REPURCHASE PROGRAM (1) Average price of repurchased shares was $7.63; PUMP share price of $10.44 as of July 31, 2023. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 11 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x ENTERPRISE VALUE TO 2023e EBITDA 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x PRICE TO 2023e EARNINGS Oilfield Services Valuation: Return Metrics Compared Source: Bloomberg, July 31, 2023 ProPetro as well as our direct peers in the pressure pumping space continue to be valued at a discount relative to other oilfield service companies. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 12 0% 100% 200% 300% 2013 2015 2017 2019 2021 2023 In di ce s Pr ic e N or m al iz ed OIH Index IXI Index Changing to an Industrialized Model: Valuation Indices Comparison  Improved capital discipline and industry consolidation  Increasing deployment of industrial technologies and processes and emerging contracting environment  Greater / improved focus on cash flow generation (FCFPS)  Shortage of equipment / attrition  Low-growth / sustainable operating model × Excess and undisciplined capital availability and resulting overbuild × History of capital destruction under obsolete EBITDA growth model × Bias against hydrocarbons × Amplitude of industry cycles × Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks NOTE: OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. FCFPS is defined as free cash flow per share. OFS is a reference to Oil Field Services. Bloomberg as of July 24, 2023 OIL SERVICES INDEX (OIH) VS. INDUSTRIAL SECTOR INDEX (IXI) An industrialized model deserves valuation rerate. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 13 Booming global economy Higher relative refining capacity Limited shareholder and corporate pressure for Environmental and other ESG- related causes Robust capital markets and associated capital access Industry Evolving for a Sustainable Future CURRENT INDUSTRY DYNAMICS Oil supply is expected to remain suppressed due to insufficient capital spending, refining capacity constraints, and ongoing geo-political conflicts Energy demand has rebounded from pandemic-related impacts, although not fully in certain areas of the globe (e.g., China) Strong balance sheets and capital discipline are the new normal for oil and gas production and service companies Capital markets largely avoiding oil and gas as private equity groups are chasing “transition energy” and debt markets are effectively closed The hydrocarbon industry is here to stay even though the use of alternative energy is increasing, hydrocarbons have proven their critical value to global prosperity and energy security ProPetro is well-positioned to take advantage of the long-term industry dynamics through improved fundamentals, access to the attractive Permian Basin, consistent execution, and capital discipline. PRE-COVID PANDEMIC INDUSTRY DYNAMICS EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 14 Global Hydrocarbon Macro Environment A bullish demand outlook coupled with constrained supply availability reinforces our belief that we are in a long-term up-cycle that supports incremental margins and sustainable cash flow generation for completion services. There is vast potential in the Permian Basin, and industry experts firmly believe the region has not yet reached peak production as future increases will help offset outside area declines. ENERGY CONSUMPTION BY FUEL (quadrillion British thermal units) GLOBAL E&P SPENDING ($ billion) “Petroleum and natural gas are the most-used fuels in the United States through 2050” – EIA Source: EIA, March 3, 2022 Upstream E&P spending continues to lag demand and is 27% below average spend from 2010–14 as producers have retreated. 0 10 20 30 40 50 1990 2000 2010 2020 2030 2040 2050 history projections petroleum and other liquids natural gas other renewable energy nuclear coal hydro liquid biofuels Source: Energy Aspects, May 2023 EXHIBIT 99.2

Permian Basin: Large Addressable Market Opportunity

EXHIBIT 99.2

THE PERMIAN BASIN STANDS ALONE AS THE RESILIENT PACESETTER OF US PRODUCTION

Despite relatively flat total US production growth expectations over the next several years and anticipated near-term market volatility, the Permian Basin stands to see production increases and be the sole source of growth across the US.

ProPetro is strategically located in and levered to the Permian Basin with ~98% of our revenue coming from this region, providing a more sustainable and resilient demand for our services.

US CRUDE PRODUCTION FORECAST
(MB/D)


Permian
Williston
Eagle Ford
DJ
GoM
Others
6
5
4
3
2
1
0
19
20
21
22
23
24

Source: Energy Aspects, May 2023


PERMIAN BASIN

~60 billion

barrels of oil equivalent[1]

~86,000

sq miles

(1) Rystad Energy, September 2022.

PROPETRO
© 2023 ProPetro Holding Corp. All Rights Reserved.

15

© 2023 ProPetro Holding Corp. All Rights Reserved. 16 Customer focused; Team driven Dedicated and efficient customer base harnessing the potential of the resource-rich Permian Basin Transitioning to a young, efficient, more capital-light fleet powered by natural gas and electricity Relied upon by premier customers with proven results year- after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Diversified customer base including the largest Permian operators Who We Are and Where We Are Going EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 17© 2023 ProPetro Holding Corp. All Rights Reserved. 17 Proven Success in the Most Challenging Environment: Unrivaled Premium Completions Services COMPLETION-RELATED SERVICES Consistent with ProPetro’s Hydraulic Fracturing, Cementing, and Wireline services HYDRAULIC FRACTURING ProPetro’s premier service line delivering industry-leading performance SPECIAL APPLICATIONS Customized treatments and complex jobs for customers that put their trust in ProPetro for reliable completions services Source: EnergyPoint Research Inc. https://www.propetroservices.com/our-services EXHIBIT 99.2

Innovation Leading to Our #1 Customer Ratings - A ProPetro Competitive Advantage

EXHIBIT 99.2

TRANSITIONING TO FULLY-REMOTE ENGINEERING SUPPORT


2022
FLEETS
On Site
Remote


2023e
FLEETS
On Site
Remote

Source: management estimates; "e" estimate at year end.

RECENTLY DEVELOPED TACTICAL OPERATIONS CENTER

- Reduce maintenance capex
- Increase capital and logistical efficiency
- Reduce equipment in rotation

EVOLVING OPERATIONS AND ADAPTING TECHNOLOGIES TO:

Reduce on-site headcount	Drive best-practices across fleets	Enhance safety protocols
Improve efficiency	Increase long-term profitability	Increase sustainability of operations

PROPETRO® © 2023 ProPetro Holding Corp. All Rights Reserved. 18

EXHIBIT 99.2

Commitment to Our People, Our Community, and Our Environment


ENVIRONMENTAL


SAFETY


SILVERTIP
PEOPLE

OPTIMIZED OPERATIONS & FLEET TRANSITION

Innovation

- Strategic investments in dual-fuel and electric-powered fleets, remote engineering operations, logistics, and maintenance systems

Get the job done efficiently

- Minimizing idle time, spills, and avoiding duplicative work

Optimizing fuel consumption

- Integrating cleaner-burning natural gas
- Investing in Tier IV DGB dual-fuel and our **FORCE**^{SM} electric-powered equipment lowering diesel consumption

COMMITTED TO AN ACCIDENT-FREE WORKPLACE

- Strong training and development culture
- Dedicated heavy haul driving team to reduce hazards on the roads in our community
- Recognized with safety awards and leadership in the Permian Basin

FOCUSED ON OUR TEAM

- Education and tuition reimbursement to engage and advance our employees
- ProPetro employees created the Positive United Morale Partners (P.U.M.P. Committee) to drive community engagement for those in need

To improve visibility around our recent progress towards accomplishing our sustainability goals, we plan to publish our Inaugural Sustainability Report in 2023

PROPETRO

© 2023 ProPetro Holding Corp. All Rights Reserved.

19

© 2023 ProPetro Holding Corp. All Rights Reserved. 20 Capital Allocation Framework: Strategy Meets Opportunity OPTIMIZE OPERATIONS Enhancing operational efficiency by focusing resources on the most relevant technologies, tools, and best practices FLEET TRANSITION With robust industry fundamentals, transitioning our fleet to natural gas-burning and electric offerings, which command higher relative pricing DISCIPLINED GROWTH Prudently assessing value-enhancing investment opportunities to make ProPetro stronger — including opportunities to enhance scale, expand margins, and accelerate free cash flow Designed to improve free cash flow and value-distribution… …while maintaining a strong balance sheet. EXHIBIT 99.2

© 2023 ProPetro Holding Corp. All Rights Reserved. 21© 2023 ProPetro Holding Corp. All Rights Reserved. 21 Efficient operator with a strong balance sheet Cutting edge technologies drive leading profitability and customer solutions Disciplined capital allocation and asset deployment strategy Premium completion services company with one of the most efficient and productive pressure pumping and wireline systems in the oilfield service industry Consistently outperforms the competition – the reliable choice for the most selective customers ESG-friendly investments in electric- powered hydraulic fracturing technology and other innovative equipment to drive industry-leading profitability and flexibility through industry cycles ProPetro: The Premium Completions Services Leader Built For The Future EXHIBIT 99.2

EXHIBIT 99.2

Our Leadership: Committed to Shareholder Value Creation

Company Management



SAM SLEDGE
Chief Executive Officer & Director



ADAM MUÑOZ
President and Chief Operating Officer



DAVID SCHORLEMER
Chief Financial Officer



JODY MITCHELL
General Counsel



ELO OMAVUEZI
Chief Accounting Officer

Board of Directors



PHILLIP A. GOBE
Chairman of the Board



ANTHONY BEST
Lead Independent Director,
Audit Committee Chair



MICHELE VION
Independent Director,
Compensation Committee Chair



JACK B. MOORE
Independent Director, Nominating &
Corporate Governance Committee Chair



G. LARRY LAWRENCE
Independent Director



SPENCER D. ARMOUR III
Independent Director



MARY RICCIARDELLO
Independent Director



MARK BERG
Director

PROPETRO®
© 2023 ProPetro Holding Corp. All Rights Reserved.
22

© 2023 ProPetro Holding Corp. All Rights Reserved. 23 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432.848.0871 CORPORATE HEADQUARTERS 1706 South Midkiff Road Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2